                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 UNITED TENNESSEE BANKSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]







                    April 15, 1998





Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of our holding company, United Tennessee Bankshares, Inc., to be held at the Holiday Inn of Newport, Interstate 40 & Highway 32,
Newport, Tennessee on Tuesday, May 19, 1998 at 5:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations during the fiscal year ended December 31, 1997 and our conversion from mutual to stock form effective January 1, 1998. Our directors and officers will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,


                              /s/ Richard G. Harwood

                              Richard G. Harwood
                              President

           UNITED TENNESSEE BANKSHARES, INC.
                    344 W. BROADWAY
            NEWPORT, TENNESSEE  37821-0249
                    (423) 623-6088

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON MAY 19, 1998


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of United Tennessee
Bankshares, Inc. (the "Company") will be held at the Holiday Inn of Newport, Interstate 40 & Highway 32, Newport, Tennessee on
Tuesday, May 19, 1998 at 5:00 p.m.

     A proxy statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors of the Company;
               and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 6, 1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Peggy Holston

                              PEGGY HOLSTON
                              SECRETARY

Newport, Tennessee
April 15, 1998


     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                    PROXY STATEMENT
                          OF
           UNITED TENNESSEE BANKSHARES, INC.
                    344 W. BROADWAY
            NEWPORT, TENNESSEE  37821-0249

            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 19, 1998


                        GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Tennessee Bankshares, Inc. ("our holding company" or the "Company") to be used at its annual meeting of stockholders (the "Annual Meeting") which will be held at the Holiday Inn of Newport, Interstate 40 & Highway 32, Newport, Tennessee, on Tuesday, May 19, 1998 at 5:00 p.m. This proxy statement and the accompanying notice and proxy card are being first provided to stockholders on or about April 15, 1998.

     On January 1, 1998, we converted from mutual to stock form (the "Conversion") and simultaneously changed our name to Newport Federal Bank ("we," "us", etc. or the "Bank"). Concurrently with the consummation of the Conversion, our holding company acquired all of our stock and consummated an initial public offering of its common stock, issuing 1,454,750 shares for gross proceeds of $14,547,500 in a subscription offering to our customers.


          VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Peggy Holston, our Corporate Secretary, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by our Board of Directors will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.


      VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     Stockholders of record as of the close of business on April 6, 1998 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, our holding company had 1,454,750 shares of common stock, no par value (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to shares of the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all of our directors and executive officers as a group.

                                           Amount and        Percent of
                                           Nature of         Shares of
Name and Address                           Beneficial       Common Stock
of Beneficial Owner                        Ownership        Outstanding
-------------------                        ----------       ------------

United Tennessee Bankshares, Inc.
Employee Stock Ownership Plan ("ESOP")
344 W. Broadway
Newport, Tennessee  37821-0249             116,400 (1)         8.0%

Jerome H. Davis
200 Park Avenue, Suite 515
New York, New York  10166                   91,540             6.3%

All directors and executive officers
 as a group (10 persons)                   161,475 (2)        11.1%

__________
(1) Reflects unallocated shares held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Henry, Overholt and Self, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by our Board of Directors.
(2) Reflects shares over which one or more directors and executive officers have sole or shared voting and/or dispositive power; excludes 12,516 shares held in trust in connection with the Bank's directors' retirement plan. The trustees, currently Directors Myers, Henry and Overholt, vote all shares in the same proportion on all matters as the ESOP trustees vote the ESOP shares.

                 ELECTION OF DIRECTORS

GENERAL

    Our holding company's Board of Directors currently consists of eight members. Our holding company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board has nominated long-time directors Clyde E. Driskill, Jr. and Robert L. Overholt for reelection to serve as directors for full three-year terms. In addition, the Board is pleased to nominate two recently appointed directors, Tommy C. Bible and Ben W. Hooper, III, for election to serve as directors for two- and three-year terms, respectively. Under Tennessee law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director, the expiration of his term as a director and the number and percentage of shares of the Common Stock beneficially owned (each of our directors is also a director of our holding company).

                                                           Shares of
                                 Year First                 Common Stock
                      Age at     Elected as     Current     Beneficially
                    December 31, Director of     Term       Owned at the     Percent
     Name              1997      The Bank      To Expire    Record Date(1)   of Class
-------------------------------------------------------------------------------------
                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Clyde E. Driskill, Jr   66        1980           1998        19,807          1.36%
Robert L. Overholt      54        1983           1998        20,193          1.39

                        BOARD NOMINEE FOR TERM TO EXPIRE IN 2000
Tommy C. Bible          44        1998           1998        22,000          1.51

                        BOARD NOMINEE FOR TERM TO EXPIRE IN 2001

Ben W. Hooper, III      33        1998           1998         1,000           .07

                         DIRECTORS CONTINUING IN OFFICE

Richard G. Harwood      51        1989           1999        20,968          1.44
Robert D. Self          67        1978           1999         7,740           .05
William B. Henry        67        1978           2000        25,548          1.76
J. William Myers        56        1975           2000        22,719          1.56

__________
(1) Reflects shares over which the named individuals have sole or shared voting and/or dispositive power; excludes unallocated shares held by the ESOP and certain shares held by our defined contribution thrift plan and our directors' retirement plan (see "Voting Securities and Beneficial Ownership") above.

    Set forth below is information concerning our nominees for election as director and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    CLYDE E. DRISKILL, JR. has been the owner and president of Driskill's Furniture, Inc., a furniture and appliance retail establishment located in Newport, Tennessee, since 1960. Mr. Driskill has served as the Chairman of the Newport Regional Planning Commission and of the Newport/Cocke County Industrial Development Commission.

    ROBERT L. OVERHOLT has been the owner/manager of Home
Supply of Newport, Tennessee, Inc., a building supply establishment, since 1966. Mr. Overholt is active with the Shriners and Habitat for Humanity.

    TOMMY C. BIBLE is the General Manager of the Jefferson-Cocke County Gas Utility District that serves natural and propane gas to the Jefferson County and Cocke County areas. Prior to joining Jefferson-Cocke, he worked 15 years for Newport Utilities Board as the Administrative Manager. Mr. Bible is Chairman of the Cocke County Election Commission and is a director for the Newport/Cocke County Economic Development Commission.

    BEN W. HOOPER, III is a partner in general practice with Campbell & Hooper Attorneys in Newport, Tennessee. Mr. Hooper also serves as legal counsel to the Cocke County Amvets and Del Rio Culture & Preservation Society. He is a director and the current chairman of the Cocke County Recreation Advisory Board and is a member of the Cocke County Bar Association, Tennessee Bar Association and Tennessee Trial Lawyers Association.

    RICHARD G. HARWOOD serves as our President and Chief Executive Officer. Mr. Harwood joined us as Senior Vice President in 1984. He has acted as the Vice Chairman of the Economic Development Commission, a director for the United Way of Cocke County and Treasurer for the Newport Lions Club.

    ROBERT D. SELF has been the owner of Bob Self Auto Parts, an auto parts supplier located in Newport, Tennessee, since 1969. Mr. Self is active with the Newport Lions Club and serves on the board of directors of the Stokley Memorial Library.

    WILLIAM B. HENRY has been an optometrist in Newport, Tennessee since 1961. He is presently serving as the secretary of the Newport Utilities Board and is a member of the Newport/Cocke County Economic Development Commission.

    J. WILLIAM MYERS is a lawyer. He has practiced law in Newport, Tennessee since 1966. Mr. Myers serves as our Chairman of the Board. He is active with Habitat for Humanity.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board of Directors holds regular meetings and special meetings as needed. During the year ended December 31, 1997, the Board met 15 times and once, respectively, on behalf of us and our holding company. No nominee for election as a director or continuing director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended December 31, 1997 and the total number of meetings held by committees on which he served during such fiscal year.

    Our full Board of Directors acts as an audit committee and met once in this capacity in connection with the independent audit for fiscal 1997.

    Our Board of Directors has an Executive Committee, which consists of Chairman Myers and Directors Harwood and Henry and acts as a compensation committee. This committee reviews the performance of our officers and met twice for fiscal 1997.

    Our Board of Directors does not have a standing nominating committee. Under our holding company's current Bylaws, the full Board of Directors acts as a nominating committee and met once in this capacity to select the nominees for election at the Annual Meeting.

DIRECTOR COMPENSATION

    Fees. Our directors currently receive fees of $6,000 per year, plus $300 per regular board meeting attended and $100 per committee meeting attended, plus the amount of any credit to their account under a long-term incentive plan implemented in fiscal 1997 and described below. In addition, the Chairman receives a salary of $5,569 per year. For fiscal 1997, directors' fees totaled $10,745. Directors do not receive additional compensation for service as directors of our holding company. For additional information, see "Transactions with Management" below.

    Directors' Retirement Plan. We adopted a directors' retirement plan effective June 19, 1997. On the effective date, a bookkeeping account was established in the name of each director, and each account was credited with an amount equal to the product of (i) $1,291 and (ii) the director's full years of service as a director, up to 20 years. At that time, in recognition of their accrued years of service, the accounts of Messrs. Butcher, Driskill, Harwood, Henry, Myers, Overholt and Self were credited with $25,810, $21,939, $10,324, $24,520,
$25,810, $18,067 and $24,520, respectively.


On each December 31 (excluding December 31, 1997), each participant who is then a director and has 20 or fewer years of service shall have his account credited with an amount equal to the product of $1,291 and the safe performance factor, which is determined based on our actual performance as compared to budgeted goals for return on average equity, non-performing assets and composite regulatory rating. The safe performance factor may not exceed 1.2. All amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to our highest rate of interest paid on certificates of deposit having a term of one year. Each participant may prospectively elect to have the dividend-adjusted rate of return on the Common Stock measure future appreciation. Beginning with the fiscal year following a participant's termination of service, the participant's account will receive an investment return measured by the participant's election between up to two different mutual funds (or other investments) selected by the Board of Directors.

    Each participant may elect to receive plan benefits in a lump sum or over a period shorter than ten years, and in the absence of an election will receive payments in five substantially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary or, if none, his estate.

    Any compensation accrued under the plan will be paid from our general assets. We have established a trust in order to hold assets with which to pay compensation. Trust assets would be subject to claims of our general creditors. If a participant were to prevail over us in a legal dispute as to the terms or interpretation of the plan, he would be reimbursed for his legal and other expenses. Upon the implementation of the plan, we recognized compensation expense totaling $151,000 to provide for participants' initial account balances.

    Deferred Compensation Plan.   We have established a
deferred compensation plan for directors and select executive officers. Before each calendar year begins, each non-employee director may elect to defer receipt of all or part of his fees for the year, and any other participant may elect to defer receipt of up to 25% of his or her compensation for the year. Deferred amounts are credited at the end of the calendar year to a bookkeeping account in the participant's name along with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between the dividend-adjusted rate of return on the Common Stock and our highest annual rate of interest on certificates of deposit having a one-year term. Each participant may make an election to receive distributions either in a lump sum or in annual installments over a period up to ten years.

    We expect (but are under no legal obligation) to make quarterly contributions to a grantor trust in an amount equal to the accrued expense associated with the deferred compensation plan. In the event of a change in control (as defined in the employment agreements described below), we will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the plan. The trust's assets would remain subject to the claims of our general creditors and be available for eventual payments to participants.

EXECUTIVE COMPENSATION

    Summary. The following table sets forth compensation for the fiscal years ended December 31, 1997 and 1996 awarded to or earned by our Chief Executive Officer for services rendered in all capacities. No other executive officer received salary and bonus in excess of $100,000 during the fiscal year 1997 or 1996.

                                      Annual Compensation
                          Fiscal   ---------------------------
                           Year    Salary    Bonus    Other(1)
                          ------   ------    -----    --------
Richard G. Harwood         1997    $70,118   $4,945   $11,220
                           1996     67,723    1,303    12,403

__________
(1) Consists of director fees ($7,100) and matching contribution to defined contribution retirement plan ($4,120) for fiscal
    1997; excludes appraisal fees for services to borrowers;
    excludes indirect compensation in the form of certain perquisites and other personal benefits which did not exceed 10% of salary and bonus.

EMPLOYMENT AGREEMENTS

    We and our holding company have entered into employment agreements pursuant to which Richard Harwood serves as our President and Chief Executive Officer. In such capacities, Mr. Harwood is responsible for overseeing all of our operations and for implementing the policies adopted by the Board of Directors. The Board believes that the employment agreements assure fair treatment of Mr. Harwood in his career with us by assuring him of some financial security.

    The employment agreements became effective on January 1, 1998 and provide for a term of three years with an annual base salary equal to Mr. Harwood's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the employment agreements, the term of Mr. Harwood's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Harwood has met the required performance standards and that such employment agreements should be extended. The employment agreements provide Mr. Harwood with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The employment agreements shall terminate upon Mr. Harwood's death, may terminate upon Mr. Harwood's disability and are terminable by us for "just cause" (as defined in the employment agreements). In the event of termination for just cause, no severance payment is available. If we terminate Mr. Harwood without just cause, Mr. Harwood will be entitled to a continuation of his compensation from the date of termination through the remaining term of the employment agreements. In addition, Mr. Harwood is entitled, at his election, to either continued participation in compensation plans which he would have been eligible to participate in through his employment agreements' expiration date or the cash equivalent thereof. If Mr. Harwood's employment is terminated for any reason other than just cause, he shall be entitled to purchase from us, at his own expense which shall not exceed applicable statutory rates, family medical insurance under any group health plan that we maintain for our employees. This right shall be in addition to, and not in lieu of, any other rights that Mr. Harwood has under the employment agreements and shall continue until he first becomes eligible for participation in Medicare. If the employment agreements are terminated due to Mr. Harwood's "disability" (as defined in the agreements), Mr. Harwood will be entitled to a continuation of his compensation through the date of such termination, including any period prior to the establishment of Mr. Harwood's disability. In the event of Mr. Harwood's death during the term of the employment agreements, Mr. Harwood's estate will be entitled to receive his salary through the last day of the calendar month in which Mr. Harwood's death occurred. Mr. Harwood is able to voluntarily terminate the employment agreements by providing 90 days' written notice to us, in which case Mr. Harwood would be entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    In the event of (i) Mr. Harwood's involuntary termination of employment other than for "just cause" during the 12-month period following a change in control or (ii) Mr. Harwood's voluntary termination within 90 days of the occurrence of certain specified events occurring during that period, Mr. Harwood will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (a) 2.99 times his base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code, and (b) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. "Change in control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of our voting stock, (ii) the acquisition of the ability to control the election of a majority of our directors, (iii) the acquisition of a controlling influence over our management or policies by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act) or, (iv) during any period of two consecutive years, individuals ("continuing directors") who at the beginning of such period constituted our Board of Directors (the "existing board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office shall be considered a continuing director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The payments that would be made to Mr. Harwood assuming his termination of employment under the
foregoing circumstances at December 31, 1997, would have been approximately $197,818. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of us. If Mr. Harwood were to prevail over us, or obtain a written settlement, in a legal dispute as to the employment agreements, he would be entitled to be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

    We offer loans to directors, officers and employees.
These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features, except each director, officer and employee may obtain one mortgage loan and one consumer loan with waived origination fees and a 1% discount on the interest rate (on adjustable rate loans, the discounted rate applies only until the rate adjusts). At December 31, 1997, no director or executive officer had more than $60,000 of preferential loans from us at any time since December 31, 1996, except J. William Myers, Chairman of the Board of Directors, who had an adjustable rate mortgage loan with an initial interest rate of 7.75% whose largest balance during that period and whose balance at the end of that period was $315,903. At December 31, 1997, our loans to directors and executive officers totaled approximately $147,611, or 6.5% of our equity and .5% of our total assets at that date.

    J. William Myers, our Chairman of the Board, is a lawyer in Newport, Tennessee. He performs routine legal services on behalf of us and our borrowers, principally in connection with the closing of mortgage loans. In fiscal 1997, Mr. Myers' fees for such services totaled $51,985.

    Richard G. Harwood, our President and Chief Executive Officer, and Nancy L. Bryant and Peggy Holston, our Vice President and Treasurer and Assistant Secretary and Branch Manager, respectively, are licensed real estate appraisers.
They perform routine appraisal services on behalf of our borrowers principally in connection with the closing of mortgage loans. In fiscal 1997, Mr. Harwood's and Mses. Bryant's and Holston's fees for such services totaled $18,385, $10,960 and $10,144, respectively.


                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by our holding company. Our holding company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of shares of the Common Stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

    Our annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to our Corporate Secretary. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

    Pugh & Company, P.C. was our independent auditor for the 1997 fiscal year and has been retained by the Board of Directors to be our auditor for the 1998 fiscal year. A representative of Pugh & Company, P.C. is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.


                 STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 344 W. Broadway, Newport, Tennessee 37821-0249, no later than December 16, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Peggy Holston

                            PEGGY HOLSTON
                            SECRETARY
Newport, Tennessee
April 15, 1998


             ANNUAL REPORT ON FORM 10-KSB

       A COPY OF OUR HOLDING COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO OUR CORPORATE SECRETARY, UNITED TENNESSEE BANKSHARES, INC., 344 W. BROADWAY, NEWPORT, TENNESSEE 37821-0249.


[X]PLEASE MARK VOTES         REVOCABLE PROXY
   AS IN THIS EXAMPLE  UNITED TENNESSEE BANKSHARES, INC.

                  ANNUAL MEETING OF STOCKHOLDERS
                        MAY 19, 1998

The undersigned hereby appoints William B. Henry, Robert D. Self and J. William Myers, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of United Tennessee Bankshares, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at the Holiday Inn of Newport, Interstate 40 & Highway 32, Newport, Tennessee, on Tuesday, May 19, 1998 at 5:00 p.m., and at any and all adjournments thereof, as follows:

                                                        WITH-
                                                FOR     HOLD     EXCEPT
1.   The election as directors of all
     nominees listed (except as marked
     to the contrary below):                    [  ]    [  ]     [  ]

     For Terms to Expire in 2001:
        CLYDE E. DRISKILL, JR.
        ROBERT L. OVERHOLT

     For Term to Expire in 2000:
        TOMMY C. BIBLE

     For Term to Expire in 2001:
        BEN W. HOOPER, III

     INSTRUCTION:   To withhold authority to vote for
     any listed nominee, mark "EXCEPT" and write that
     nominee's name in the space provided below.
     ________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
NOMINEES.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below
Date_________________________

_____________________________    _____________________________
Stockholders sign above.         Co-holder (if any) sign above.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated April 15, 1998 and an annual report to stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.
                  PLEASE ACT PROMPTLY
          SIGN, DATE AND MAIL YOUR PROXY TODAY